UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2009

QuadraMed Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32283	52-1992861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12110 Sunset Hills Road, Suite 600, Reston, VA 20190

(Address of principal executive office and zip code)

(703) 709-2300

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.	3

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.	3

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.	3

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.	5

SIGNATURES		6

EXHIBIT INDEX		6

EXHIBIT

99.1	QUADRAMED CORPORATION PRESS RELEASE, DATED MARCH 24, 2009.

99.2	EMPLOYMENT AGREEMENT DATED MARCH 30, 2009, BETWEEN JAMES E. PEEBLES AND QUADRAMED CORPORATION.

99.3	PROPRIETARY INFORMATION AND NON-COMPETITION AGREEMENT DATED MARCH 30, 2009, BETWEEN JAMES E. PEEBLES AND QUADRAMED CORPORATION.

99.4	SEPARATION AGREEMENT AND RELEASE DATED MARCH 25, 2009, BETWEEN KEITH B. HAGEN AND QUADRAMED CORPORATION.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Peebles Employment Agreement and Proprietary Information and Non-Competition Agreement

On March 30, 2009, QuadraMed Corporation (the “Company”) entered into an Employment Agreement (the “Peebles Employment Agreement”) and a Proprietary Information and Non-Competition Agreement (the “Peebles Proprietary Information and Non-Competition Agreement”) with James E. Peebles, a Director of the Company since 2004, in connection with his appointment as the Company’s interim President and Chief Executive Officer, effective March 25, 2009, following the departure of Keith B. Hagen as the Company’s President and Chief Executive Officer as discussed below in response to Item 5.02. A description of the material terms of the Peebles Employment Agreement and the Peebles Proprietary Information and Non-Competition Agreement is provided below in Item 5.02, which is incorporated herein by reference in response to this Item 1.01.

Hagen Separation Agreement

On March 25, 2009, the Company entered into a Separation Agreement and Release (the “Hagen Separation Agreement”) with the Company’s President, Chief Executive Officer and Director, Keith B. Hagen, in connection with Mr. Hagen’s departure as President and Chief Executive Officer, effective March 25, 2009. A description of the material terms of the Hagen Separation Agreement is provided below in Item 5.02, which is incorporated herein by reference in response to this Item 1.01.

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

As discussed above in Item 1.01, effective March 25, 2009, the Company and Mr. Hagen have entered into the Hagen Separation Agreement, which, among other items, provides for the termination of:

(i)	the Employment Agreement between the Company and Mr. Hagen, dated as of October 17, 2005 and filed with the Securities and Exchange Commission (“SEC”) as Exhibit 99.2 to the Company’s Current Report on Form 8-K on September 29, 2005, and

(ii)	the Amendment of Employment Agreement between the Company and Mr. Hagen, dated March 26, 2008 and filed with the SEC as Exhibit 99.1 to the Company’s Current Report on Form 8-K on April 1, 2008

(together, the “Hagen Employment Agreements”). The Hagen Separation Agreement provides for each of the severance payments, post-termination benefits and conditions specified in the Hagen Employment Agreements. A description of the material terms of the Hagen Separation Agreement is provided below in Item 5.02, which is incorporated herein by reference in response to this Item 1.02.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Peebles Appointment as Interim President and Chief Executive Officer; Hagen Departure as President and Chief Executive Officer

The Company’s Board of Directors (the “Board”) has appointed Director James E. Peebles interim President and Chief Executive Officer, effective March 25, 2009. Mr. Peebles replaces Keith B. Hagen, who stepped down as the Company’s President and Chief Executive Officer, effective March 25, 2009. The Company announced this transition in a press release dated March 24, 2009 (the “Press Release”).

Mr. Peebles, age 69, has been a member of the Company’s Board of Directors since October 2004 and is an industry veteran with 40 years of healthcare information systems experience. In March 1987, Mr. Peebles co-founded MIDS, a healthcare technology firm (now, ACS Healthcare Solutions, MIDAS+ Division) that provides software tools to support the care management process, and served as the President and Chief Executive Officer until June 2001 and a consultant from June 2001 to January 2004. From 1980 to 1986, he was Co-Founder,

President and Chief Executive Officer of Sunquest Information Systems, a provider of software tools to support clinical laboratories as well as other ancillary healthcare functions, and led it through its formative years as it established itself as the premier laboratory information system vendor. Sunquest Information Systems later became a part of Misys Healthcare Systems. Prior to 1980, he served as Director of Information Systems for the University of Arizona Health Sciences Center. Mr. Peebles received a Bachelor of Arts degree in Mathematics from the University of Virginia.

With his appointment to the positions of interim President and Chief Executive Officer, Mr. Peebles will remain a Director but will no longer serve on the Board’s Compensation Committee for at least the duration of his tenure as an executive officer of the Company.

Peebles Employment Agreement and Proprietary Information and Non-Competition Agreement

In connection with Mr. Peebles’ appointment as interim President and Chief Executive Officer, the Company and Mr. Peebles have entered into the Peebles Employment Agreement and the Peebles Proprietary Information and Non-Competition Agreement. The Peebles Employment Agreement, effective March 25, 2009, includes the following material provisions:

•	Month-to-month term, up to a maximum period of twelve months from March 25, 2009;

•	Monthly base salary of $50,000;

•

Reimbursement of Mr. Peebles’ (i) reasonable temporary living expenses associated with residence in or around Reston, VA, (ii) travel expenses between Reston, VA and his permanent places of residence, (iii) automobile rental and associated expenses, including fuel, or mileage while in Reston, VA, and (iv) customary, ordinary and necessary business expenses; and

•	Payment of a $64 per diem amount to cover meals and other incidental expenses.

The Peebles Proprietary Information and Non-Competition Agreement, effective March 25, 2009, includes the following material provisions:

•	Confidentiality provisions for the employment term and seven years post-termination;

•

Assignment of any intellectual property related to the Company developed during the employment term and within six months post-termination; disclosure obligations and duty to assist the Company in the preservation of such intellectual property rights during the employment term and seven years post-termination;

•	Non-disparagement; and

•	Prohibition on competition during the employment term and prohibition on the solicitation of employees and customers during the employment term and for one year post-termination.

Hagen Separation Agreement

In connection with Mr. Hagen’s departure as President and Chief Executive Officer, the Company and Mr. Hagen entered into the Hagen Separation Agreement. The Hagen Separation Agreement, effective March 25, 2009, includes the following material provisions:

•

Cash severance of $969,500, which is equal to the sum of (i) one year of Mr. Hagen’s current base salary ($484,750) and (ii) the maximum annual incentive compensation bonus payable to Mr. Hagen based upon satisfaction of certain performance objectives tied to the Company’s annual Business Plan, calculated and paid as if Mr. Hagen and the Company each fully achieved all such performance objectives ($484,750), payable in a lump sum within thirty days of the Termination Date (defined as March 25, 2009);

•	Continuation of welfare benefits (other than disability and severance plan benefits) for a period of twelve months after the Termination Date;

•

Vesting of all previously unvested options, such that all 200,000 options to purchase shares of the Company’s common stock held by Mr. Hagen are exercisable as of the Termination Date, with the 110,000 options under Mr. Hagen’s Inducement Stock Option Agreement exercisable until March 25, 2010 and the 90,000 options under the Company’s 2004 Stock Compensation Plan exercisable until March 25, 2011;

•

Continuation of (i) indemnification rights previously afforded to Mr. Hagen prior to the Termination Date under the Company’s organizational documents and that certain Indemnification Agreement between the Company and Mr. Hagen, dated as of September 16, 2008 and (ii) coverage under the Company’s Directors’ and Officers’ Insurance policy until March 25, 2015 with respect to acts occurring prior to termination of Mr. Hagen’s service as an officer of the Company;

•

Acknowledgement of the post-employment non-solicitation, non-competition, non-disparagement and confidentiality covenants by Mr. Hagen as set forth in that certain Proprietary Information and Non-Competition Agreement between the Company and Mr. Hagen, executed on September 26, 2005; and

•	Mutual general releases between the Company and Mr. Hagen.

Piazza Appointment as Chief Operating Officer

As also announced in the Press Release, effective March 25, 2009, the Board has appointed the Company’s Executive Vice President and Chief Financial Officer, David L. Piazza, to the additional position of Chief Operating Officer. In connection with his appointment as Chief Operating Officer, Mr. Piazza received an increase in base salary from $300,000 per year to $330,000 per year.

Mr. Piazza, age 54, became the Company’s Executive Vice President and Chief Financial Officer in August 2005. Mr. Piazza joined the Company in October 2003 as Vice President of Finance and was responsible for all non-accounting finance and administrative matters for the Company. From June 2001 to October 2003, Mr. Piazza was Chief Financial Officer of Gemplex Inc., a global Virtual Private Network provider in Vienna, Virginia, and from December 1999 to June 2001, he was Chief Financial Officer and Senior Vice President of Teligent International in Vienna, Virginia. Mr. Piazza has spent twenty years in the telecommunications sector serving in a variety of capacities including Chief Financial Officer of both public and private firms. He began his career in the public accounting practice, where he specialized in the audits of regulated companies. Mr. Piazza is a CPA and a graduate of the University of Illinois.

A copy of the Press Release is furnished as Exhibit 99.1 and is incorporated herein by reference in response to this Item 5.02. The foregoing descriptions of the Peebles Employment Agreement, Peebles Proprietary Information and Non-Competition Agreement, and Hagen Separation Agreement are qualified in their entirety by reference to such agreements, the full text of which are filed herewith as Exhibits 99.2, 99.3 and 99.4, respectively, and all are incorporated herein by reference in response to Items 1.01, 1.02 and 5.02, as applicable.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit 99.1	QuadraMed Corporation Press Release, dated March 24, 2009.

Exhibit 99.2	Employment Agreement dated March 30, 2009, between James E. Peebles and QuadraMed Corporation.

Exhibit 99.3	Proprietary Information and Non-Competition Agreement dated March 30, 2009, between James E. Peebles and QuadraMed Corporation.

Exhibit 99.4	Separation Agreement and Release dated March 25, 2009, between Keith B. Hagen and QuadraMed Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2009

QuadraMed Corporation

/s/ David L. Piazza
David L. Piazza,
Executive Vice President, Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	QuadraMed Corporation Press Release, dated March 24, 2009.

99.2	Employment Agreement dated March 30, 2009, between James E. Peebles and QuadraMed Corporation.

99.3	Proprietary Information and Non-Competition Agreement dated March 30, 2009, between James E. Peebles and QuadraMed Corporation.

99.4	Separation Agreement and Release dated March 25, 2009, between Keith B. Hagen and QuadraMed Corporation.